                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 17, 2007
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Nevada                        0-27750                  75-2561085
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

122 W. John Carpenter Freeway, Suite 450, Irving, Texas         75039
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 717-7969
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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|   Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

   |_|   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

   |_|   Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

   |_|   Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On October 17, 2007,  FIRSTPLUS Financial Group, Inc. (the "Company") held its 2007 Annual Meeting of  Stockholders  (the  "Meeting").  The following three proposals were voted on at the meeting:  (i) a proposal  concerning the election of  five  directors  to the  Company's  Board  of  Directors,  (ii)  a  proposal concerning the  ratification  of the  appointment  of the Company's  independent auditors,  and (iii) a stockholder  proposal  concerning  the  declaration  of a dividend  by  the  Company,  which  was  treated  as a  non-binding  stockholder recommendation  because the declaration of dividends is a matter entirely within the discretion of the Board of Directors under Nevada law.

      On October 19, 2007,  the Company  issued a press  release that sets forth the vote tallies from the Meeting. The text of the press release is furnished as
Exhibit 99.1 hereto and incorporated herein by reference.

DESCRIPTION OF THE COMPANY'S BUSINESS

      At the Meeting,  certain  shareholders  requested that the Company provide detailed  information  regarding the  Company's  business.  Such a  description, incorporating  information  taken  from the  Company's  website  and that of its subsidiaries, is set forth below.

      The Company is a diversified  company that provides  commercial loan, auto loan, facility restoration, facility care, and construction management services.
Toward this end,  the Company has made  several  complementary  acquisitions  of seasoned  businesses  that are  designed  to create  value  through  synergy and enterprise-level expertise.

      The Company has three direct subsidiaries,  Rutgers Investment Group, Inc.
("Rutgers") FirstPlus Financial,  Inc. and FirstPlus Enterprises,  Inc. In turn,
FirstPlus  Enterprises,  Inc. has four of its own direct subsidiaries,  Ole Auto
Group, Inc. ("Ole"),  FirstPlus Restoration Co., LLC ("FirstPlus  Restoration"),
FirstPlus Development Company ("FirstPlus Development"),  and FirstPlus Facility
Services Co., LLC ("FirstPlus Facility").  The operational aspects of certain of these subsidiaries are set forth below.

RUTGERS

      Rutgers  operates  chiefly  in the  commercial  loan  sector by  providing financial  advisory  services and capital for small and middle market companies,
i.e.,  those with annual sales over  $500,000.  In this regard,  Rutgers  offers various  business  funding programs with lines of credit between $50,000 and $25 million.  These  programs  include  loans (term,  bridge,  real estate,  line of credit), financing (equipment,  machinery, purchase order, accounts receivable), sale-leaseback of existing machinery,  new leases,  merger and leveraged buyout.
In marketing these financial  solutions,  Rutgers focuses on businesses that are less attractive to conventional  banking  institutions,  as well as those in the medical and construction industries.  Rutgers accepts a variety of collateral as

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consideration,   including   commercial  accounts   receivable,   machinery  and
equipment,  inventory, real estate, and liquid securities. Once Rutgers receives a completed  client  financial  package,  it generally can process loan approval within seven to 14 business days.

FIRSTPLUS ENTERPRISES

      FirstPlus  Enterprises seeks to acquire  established  companies as well as newer,  developing companies in need of resources and direction to realize their business  goals.  Our  personnel  are  skilled  in the areas of  operations  and finance, disciplines vital to the success of acquisitions.

OLE

      Ole is active in the buy  here-pay  here  segment  of the used  automobile market,  which accommodates  customers with limited or damaged credit histories.
Ole  directly  finances the sales of used  automobiles  and, due to the subprime status  of its  borrowers,  is  able  to  charge  above-market  interest  rates.
Currently, Ole owns three used car dealerships in Texas. In the future, Ole will seek to acquire other lots in major metropolitan  Texas markets.  Ole also plans to open a  reconditioning  center in the fourth  quarter of 2007 to support  its existing dealerships.

FIRSTPLUS RESTORATION

      FirstPlus  Restoration is a national provider of restorative  services for commercial,  industrial  and  residential  facilities  that have  been  severely damaged as a result of unlawful activity or natural disaster, e.g., fire, flood, hurricane or wind damage.  Services  include mold  remediation  and  prevention, emergency board-up, structural drying, water extraction, content inventory, pack out and storage, and smoke and soot cleaning.

      Before  restoration  and prior to  removing  damaged  interior  materials,
FirstPlus Restoration contracts with insurance companies.  In addition,  through its toll-free telephone number,  FirstPlus Restoration provides customer service
24 hours a day, seven days a week.

      FirstPlus   Restoration  uses  several  technologies  in  its  restoration services.  Infrared  camera  technology  detects  water leakage as well as post-
flood and fire damage; infrared thermographic inspection provides a non-invasive means of monitoring and  diagnosing  building  conditions;  and Cold Jet dry ice blasting technology allows for non-abrasive surface cleaning.

FIRSTPLUS FACILITY

      FirstPlus  Facility is a national  facility care provider for  industrial, commercial  and  residential  facilities  that occupy both interior and exterior environments.  Restorative services include general cleaning (from heavy-duty to
detail  cleaning),   floor  care,  construction  clean-up,   transitional  store
cleaning,  commercial  kitchen cleaning and light bulb replacement.  Specific to residential properties,  FirstPlus Facility provides  post-residential  clean-up
and  move-in/move-out  cleaning  services.   FirstPlus  Facility  also  provides
clean-up services required because of fire, flood or national disaster.  Similar to FirstPlus  Restoration,  FirstPlus Facility offers 24 hour a day, seven day a week customer service through its toll-free telephone number.

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FIRSTPLUS DEVELOPMENT

      FirstPlus   Development  offers  the  following  real  estate  development services:  general  contracting,  construction  management,  project  design and
build,  and  renewal  and  renovation.   Specific  project  specialties  include
townhouse,  mid rise and high rise,  custom home, and planned unit  development.
Additionally,  FirstPlus  Development  handles fire  restoration,  extensions of
existing    buildings,    roof    raising   and   interior    alteration.    The
commercial/industrial  development  division provides these services to catering halls,  restaurants,  retail stores, warehouses and other commercial operations.
FirstPlus  Development  personnel have recently led several  multimillion dollar construction  projects,  including a $65 million townhouse  development,  a $1.5 million warehouse complex and a $60 million residential high rise.

      Moving forward,  the Company seeks to expand by growing the  profitability of currently held subsidiaries and researching  potential  acquisitions that fit its current business model. Specifically, the Company's mergers and acquisitions team looks for companies in need of  rehabilitation,  those in niche markets and companies  that  provide  consulting  services  for  businesses  seeking  equity investments.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

      99.1              Press  release  of  FIRSTPLUS  Financial  Group,  Inc.
                        dated October 19, 2007.

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                                    SIGNATURE
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Company  has duly  caused  this  Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

October 19, 2007

                                FIRSTPLUS FINANCIAL GROUP, INC.

                                By: /s/ John Maxwell
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                                    Name:  John Maxwell
                                    Title: President and Chief Executive Officer

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